UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

US-DADI Fertilizer Industry International, Inc.

(Exact name of registrant as specified in its charter)

California	001-35821	45-2725352
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

699 Serramonte Blvd., Ste. 212, Daly City, CA 94015

(Address of Principal Executive Offices) (Zip Code)

(650) 530-0699

(registrant's telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a.   On July 12, 2013, the Company was informed that our registered independent public accountant, Sam Kan & Co. (SK) of Alameda CA ("PM") declined to stand for re-appointment.

b.   SK's report on the financial statements for the years ended December 31, 2012 and 2011, and for the period August 11, 2010 (date of inception) through December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.   Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2012 there have been no disagreements with SK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SK would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 12, 2013 (the date of decline to stand for re-appointment of the former accountant), there have been no disagreements with SK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SK would have caused them to make reference thereto in their report on the financial statements.

d.   We have authorized SK to respond fully to the inquiries of the successor accountant.

e.   During the years ended December 31, 2012 and 2011 and the interim period through July 12, 2013, there have been no reportable events with us asset forth in Item 304(a)(1)(iv) of Regulation S-K.

f.   The Company provided a copy of the foregoing disclosures to SK prior to the date of the filing of this Report and requested that SK furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

a.   On July 12, 2013, the Company engaged KLJ & Associates, LLP ("KLJ") of St Louis, Park, MN, as its new registered independent public accountant. During the years ended December 31, 2012 and 2011 and prior to July 12, 2013 (the date of the new engagement), we did not consult with KLJ regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by KLJ, in either case where written or oral advice provided by KLJ would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

Number

Exhibit

16.1

Letter from Sam Kan & Co., dated August 12, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

US-DADI Fertilizer Industry International, Inc.

Dated: August 12, 2013

/s/ Haitao Liu

Haitao Liu

Chief Executive Officer